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                                                                   EXHIBIT 23.5


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to use of our report on the financial statements of Securify Inc., dated February 2, 1999, and to all references to our Firm included in this registration statement of The Kroll-O'Gara Company on Form S-4.


                                   ARTHUR ANDERSEN LLP


San Jose, California
March 5, 1999